Convertible Debt and Treasury Stock	12 Months Ended
Dec. 31, 2017
Convertible Debt and Treasury Stock
Convertible Debt and Treasury Stock

18. Convertible Debt and Treasury Stock

	As of December 31, 2016	As of December 31, 2017

Convertible Debt
Current Liabilities
2018 1% Convertible Senior Notes (the “ 2018 Notes”)	—	153,092

Long-term liabilities
2018 Notes	153,092	—
2022 1.25% Weibo Convertible Senior Notes (the “ 2022 Notes”)	—	900,000

Subtotal	153,092	900,000
Less: Issuance costs	—	(20,017)

Total	153,092	879,983

Description of 2018 Convertible Senior Notes

In November 2013, the Company issued $800 million in aggregate principal amount of 1.00% coupon interest convertible senior notes due on December 1, 2018 (the “2018 Notes”) at par. The Notes may be converted into ordinary shares of the Company proceeding December 1, 2018 in $1,000 principal amount or an integral multiple of $1,000 in excess thereof, at the option of the holder, which is equivalent to an initial conversion price of approximately $123.70 per ordinary share, subject to adjustment. The conversion rate may be adjusted under certain circumstances, such as distribution of dividends and stock splits. In addition, upon a make-whole fundamental change, the Company will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert its notes in connection with such make-whole fundamental change. The Company believes that the likelihood of occurrence of events considered a fundamental change is remote. On October 14, 2016 and July 10, 2017, the Company made in-kind distributions of ordinary shares of Weibo, which triggered the conversion price to adjust to $107.37 per ordinary share. As of December 1, 2018, unless earlier converted, the Company is required to redeem the notes.

The net proceeds to the Company from the issuance of the 2018 Notes were $783.2 million, net of issuance cost of $16.8 million. Concurrently, the Company repurchased its shares of $100.0 million from the open market. The Company pays cash interest at an annual rate of 1.00% on the 2018 Notes, payable semiannually in arrears in cash on June 1 and December 1 of each year, beginning June 1, 2014. The issuance costs of the 2018 Notes are being amortized to interest expense to the earliest redemption date of the 2018 Notes (“December 1, 2016”).

Concurrently with the issuance of the Notes, the Company offered a put option (the “Put Option”) to the holders of the Notes, which enable the holders to have the right to require the Company to repurchase for cash all or part of the Notes at a price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest to the repurchase date (“December 1, 2016”). If a fundamental change (as defined in the Indenture) occurs prior to the maturity date, the 2018 Notes holders may require the Company to purchase for cash all or any portion of the Notes at a purchase price equal to 100% of the principal amount of the Notes to be purchased plus accrued and unpaid interest, if any, to, but excluding, the fundamental change purchase date.

On December 1, 2016, the Company repurchased $646.9 million principal amount of convertible debt upon the exercise of the put option by the holders of 2018 Notes and the remaining notes were recognized in current convertible debt as of December 31, 2017, which has a maturity date of December 1, 2018.

In accordance with ASC 815-10-15, the Put Option related to the 2018 Notes is considered clearly and closely related to its debt host and does not meet the requirement for bifurcation as the 2018 Notes holders can only recover its initial investment upon exercise of its option, there are no interest rate scenarios under which the embedded derivative would at least double the investor’s initial rate of return.  Therefore, the offering of the 2018 Notes and the embedded put option should be accounted for as bundle transactions in accordance with the accounting rule.

Description of 2022 Weibo Convertible Senior Notes

In October 2017,  Weibo, a subsidiary of the Company, issued $900 million in aggregate principal amount of 1.25% coupon interest convertible senior notes due 2022 (the “2022 Notes”) at par. The Notes may be converted into ADSs of Weibo proceeding November 15, 2022 in $1,000 principal amount or an integral multiple of $1,000 in excess thereof, at the option of the holder, which is equivalent to an initial conversion price of approximately $133.27 per ADS, subject to adjustment. The conversion rate may be adjusted under certain circumstances, such as distribution of dividends and stock splits. In addition, upon a make-whole fundamental change, Weibo will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert its notes in connection with such make-whole fundamental change. As of November 15, 2022, unless earlier converted, Weibo is required to redeem the notes.

The net proceeds to the Company from the issuance of the 2022 Notes were $879.3 million, net of issuance cost of $20.7 million. The Company pays cash interest at an annual rate of 1.25% on the 2022 Notes, payable semiannually in arrears in cash on May 15 and November 15 of each year, beginning May 15, 2018. The issuance costs of the 2022 Notes are being amortized to interest expense over the contractual period to the maturity date of the 2022 Notes (“November 15, 2022”) .

Accounting assessment

The Company assessed 2018 Notes, 2022 Notes (collectively as “Notes”) in accordance with ASC 470 and concluded that:

•

The bifurcation of the conversion feature from the debt host, the Notes, is not required as the scope exception prescribed in ASC 815-10-15 is met as the conversion option is considered indexed to the entity’s own stock and classified in stockholders’ equity;

•	There is no beneficial conversion feature noted at the issuance date as the conversion price of the Notes is greater than the stock price of the offering company at the date of issuance.

Therefore, the Company has accounted for the respective Notes in accordance with ASC 470, as a single instruments as a long-term debt. The issuance cost were recorded as reduction to convertible debts and are amortized as interest expenses over the period from the issuance date to the earliest conversion date. The values of the Notes are measured by the cash received.

Treasury Stock

In 2003, the Company’s board of directors approved to use up to $100 million of net proceeds to repurchase the Company’s outstanding ordinary shares concurrently through legally permissible means (the “2013 Program”).  As of December 31, 2016, approximately  1.2 million shares were accumulatively repurchased under the 2013 Program in the amount of $100.0 million.

In 2014, the board of directors of the Company has approved a share repurchase program whereby SINA was authorized to repurchase its own ordinary shares with an aggregate value of up to $500 million (the “2014 Program”). The Company expects to fund the repurchase out of its existing cash balance. As of May 31, 2015, the expiration date of the program, the Company has repurchased approximately 8.1 million shares for approximately $311 million in cash under the 2014 Program.

In February 2016, the board of directors of the Company has approved a new share repurchase plan whereby the Company is authorized to repurchase its own ordinary shares with an aggregate value of up to $500 million for a period through the end of June 2017 (the “2016 Program”). In 2017, the 2016 Program was extended to be effective until June 30, 2018. As of December 31, 2017, approximately 0.8 million shares were repurchased for approximately $73.7 million in cash under the 2016 Program.

All the ordinary shares repurchased above are no longer outstanding and pending for cancellation and are included as treasury stock.